UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 30, 2018

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POOL CORPORATION
(Exact name of registrant as specified in its charter)

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Delaware	0-26640	36-3943363
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

109 Northpark Boulevard, Covington, Louisiana	70433-5001
(Address of principal executive offices)	(Zip Code)

985-892-5521
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On July 30, 2018, Pool Corporation (the “Company”) announced the retirement of Mr. Manuel J. Perez de la Mesa, President and Chief Executive Officer, effective December 31, 2018. Mr. Perez de la Mesa will continue to serve the Company as Vice Chairman of its Board of Directors (the “Board”) following his retirement.

(c) The Company also announced the Board’s appointment of Mr. Peter D. Arvan, age 52, as its next Chief Executive Officer, effective upon Mr. Perez de la Mesa’s retirement.  Mr. Arvan currently serves as the Company’s Executive Vice President and Chief Operating Officer. Mr. Arvan joined the Company in January 2017, as Executive Vice President, with primary responsibility for North American operations. He was promoted to Chief Operating Officer effective August 2017. Prior to joining Pool Corporation, Mr. Arvan served as Chief Executive Officer of Roofing Supply Group (RSG) from 2013 to 2015. RSG was one of the largest roofing distributors in the U.S., with 83 locations in 24 states. Prior to joining RSG, Mr. Arvan served as President of SABIC Polymershapes (formerly GE Plastics-Polymershapes), a position he held since 2004. From 1988 to 2004, he worked at GE Supply where he held a variety of management positions.

There are no family relationships between Mr. Arvan and any director, executive officer or other person that would require disclosure under Item 401(d) of Regulation S-K under the Securities Act of 1933 (“Regulation S-K”). Since the beginning of the Company’s last fiscal year, the Company has not engaged in any transaction in which Mr. Arvan had a direct or indirect material interest within the meaning of Item 404(a) of Regulation S-K.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits
99.1	Press release issued by Pool Corporation on July 30, 2018, announcing the retirement of Manuel J. Perez de la Mesa and appointment of Peter D. Arvan as Chief Executive Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POOL CORPORATION

By:	/s/ Jennifer M. Neil
Jennifer M. Neil
Vice President and Corporate Secretary

Dated: July 30, 2018